File No. 811-21140

    As filed with the Securities and Exchange Commission on October 2, 2002

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-2

            (X) REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                         FORTRESS INVESTMENT TRUST II
              (Exact Name of Registrant as Specified in Charter)

                          1251 AVENUE OF THE AMERICAS
                                  16TH FLOOR
                           NEW YORK, NEW YORK 10020
                   (Address of Principal Executive Offices)

                                (212) 798-6100
             (Registrant's Telephone Number, including Area Code)

           RANDAL A. NARDONE, CHIEF OPERATING OFFICER AND SECRETARY
                         FORTRESS INVESTMENT TRUST II
                          1251 AVENUE OF THE AMERICAS
                                  16TH FLOOR
                           NEW YORK, NEW YORK 10020
                    (Name and Address of Agent for Service)

                                  Copies to:
                           MICHAEL K. HOFFMAN, ESQ.
                   SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                               FOUR TIMES SQUARE
                           NEW YORK, NEW YORK 10036

It is proposed that the filing will become effective
    (X) when declared effective pursuant to section 8(c)

                                   FORM N-2
                             CROSS REFERENCE SHEET
                          as required by Rule 495(a)

 Part A
Item No.                   Caption                            Prospectus Caption
--------                   -------                            ------------------
1.       Outside Front Cover..................................Not Applicable
2.       Cover Pages; Other Offering Information..............Not Applicable
3.       Fee Table and Synopsis...............................Fee Table and Synopsis
4.       Financial Highlights.................................Not Applicable
5.       Plan of Distribution.................................Not Applicable
6.       Selling Shareholders.................................Not Applicable
7.       Use of Proceeds......................................Not Applicable
8.       General Description of the
         Registrant ..........................................General Description of
                                                              the Registrant; General;
                                                              Investment Objectives
                                                              and Policies; Risk
                                                              Factors; Other Policies

9.       Management...........................................Management; General
10.      Capital Stock, Long-Term
         Debt, and Other Securities...........................Capital Stock, Long
                                                              Term Debt, and Other
                                                              Securities;  Capital
                                                              Stock; Long-Term Debt;
                                                              General; Taxes;
                                                              Outstanding Securities;
                                                              Securities Ratings
11.      Defaults and Arrears on
         Senior Securities....................................Not Applicable

12.      Legal Proceedings....................................Not Applicable


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                  Caption                                     Prospectus Caption
                  -------                                     ------------------

13.      Table of Contents of
         Statement of Additional
         Information..........................................Not Applicable


 Part B                                                       Statement of
Item No.                                                      Additional Information

14.      Cover Page...........................................Not Applicable

15.      Table of Contents....................................Not Applicable

16.      General Information and
         History..............................................General Description
                                                              of the Registrant
17.      Investment Objective and
         Policies.............................................Investment Objective
                                                              and Policies; Investment
                                                              Restrictions

18.      Management...........................................Management of the
                                                              Trust; Officers and
                                                              Directors
19.      Control Persons and Principal
         Holders of Securities................................Control Persons;
                                                              Affiliated Subscriptions
20.      Investment Advisory and Other
         Services.............................................Management of the Trust

21.      Brokerage Allocation and Other
         Practices............................................Management of the Trust

22.      Tax Status...........................................Taxation of the Trust

23.      Financial Statements.................................Not Applicable


  Part C
Item No.

Information required to be included in Part C is set forth, under the appropriate item so numbered, in Part C of this registration statement.



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

PART A

ITEM 1.     COVER PAGE

         Not Applicable.

ITEM 2.     INSIDE FRONT AND OUTSIDE BACK COVER PAGE

         Not Applicable.

ITEM 3.     FEE TABLE AND SYNOPSIS

            3.1 Expense Information

         Annual Expenses

                  Advisory Fees *                                      1.000%
                  Other Expenses **                                    0.070%
                  ----------------------------------------             ------
                  Total Annual Expenses***                             1.070%



            Example                  1 Year      3 Years    5 Years    10 Years

You would pay the following
expenses on a $1,000 investment,
assuming a 5% annual return****      $11.24       $35.42      $62.08   $141.31

         The purpose of the preceding table is to assist the investor in understanding the various costs and expenses that an investor in Fortress Investment Trust II (the "Trust") will bear directly or indirectly, and do not include expenses of Fortress Capital Finance II LLC (the "Trust Operating Subsidiary") or other affiliates that are not investment companies.

         *The Advisory Fee (the "Advisory Fee") is computed on the lesser of (i) the Trust's invested capital and (ii) the average daily net value of the assets of the Trust over the semi-annual period with respect to which the Advisory Fee is being paid. The Advisor has unilaterally agreed to waive a portion of its fee upon the occurrence of certain events, in which case the percentage per year upon which the Advisory Fee is calculated will be reduced from 1.00% to 0.75%, and finally to 0.50%. The Advisory Fee is payable semi-annually in arrears. The Advisory Fee does not include or refer to any asset-based or performance-based management fee charged by the manager of the Common Shareholder (as hereinafter defined in Item 8 - General Description of the Registrant).



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


         **Other Expenses are based on estimated amounts for the current fiscal year. The example above should not be considered a representation of future expenses, which may be higher or lower.

         ***Total Annual Expenses are based upon the assumption that the aggregate amount of capital invested at year end will be $886,734,924.

         ****This table assumes the Advisory Fee is 1.00%.

            3.2 Not Applicable.

            3.3 Not Applicable.

ITEM 4.     FINANCIAL HIGHLIGHTS

         Not Applicable.

ITEM 5.     PLAN OF DISTRIBUTION

         Not Applicable.

ITEM 6.     SELLING SHAREHOLDERS

         Not Applicable.

ITEM 7.     USE OF PROCEEDS

         Not Applicable.

ITEM 8.     GENERAL DESCRIPTION OF THE REGISTRANT

            8.1 General. The Trust was formed by its trustee as a business trust under the laws of the State of Delaware on June 20, 2002, and is a non-diversified closed-end management investment company. The Trust is authorized to issue up to 1,000,000 common shares of beneficial interest
(the "Common Shares," as described more fully in Item 10 - Capital Stock, Long-Term Debt, and Other Securities). The Trust is also authorized to issue any number of notes or preferred shares of beneficial interest (the "Preferred Shares") whose liquidation preference, in the aggregate, does not exceed two hundred seventy-five thousand dollars ($275,000.00). Unless terminated earlier, the Trust shall terminate on the eighth anniversary of the final closing of its private placement, subject to no more than two separate one-year extensions approved by the shareholder of the Common
Shares (the "Common Shareholder"). At the discretion of the Board of
Trustees of the Trust (the "Board" or the "Trustees"), the Trust has accepted a binding subscription agreement of the Common Shareholder to purchase


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


one hundred percent of the Common Shares of the Trust. The Common Shareholder is a limited liability company that has itself accepted subscription agreements from various investors, and invests primarily in the Trust, though the Common Shareholder has the right to invest in other investments. The Trust has obtained, as of September 30, 2002, approximately $887 million in capital commitments ("Capital Commitments") in the form of a subscription agreement from the Common Shareholder, which in turn has obtained commitments from institutional and high net worth investors. The Trust has issued 514 Preferred Shares having a liquidation preference of $257,000 plus accumulated and unpaid dividends (if any) to various individuals ("Preferred Shareholders," and together with the Common Shareholder, the "Securityholders").

            The commitment period shall be until the third anniversary of the final closing of the Trust (the "Commitment Period"). On the third anniversary of the final closing, the Common Shareholder will be released from any further obligation with respect to its unfunded Capital Commitments, except to the extent necessary to pay expenses and obligations of the Trust, including operating expenses, the obligation to repay all principal, interest and other amounts owing or which may become due under any existing financing or credit facility and Advisory Fees, complete investments by the Trust in transactions which were in process as of the end of the Commitment Period, and effect follow-on investments in existing portfolio investments. In addition, the Common Shareholder's commitment is reduced to the extent that it invests in accordance with its investment policies other than through the Trust.

            During the Commitment Period, the Trust will draw down capital from time to time from the Common Shareholder to make investments in accordance with its investment objectives and policies and to fund its expenses. No additional Common Shares will be issued in connection with such draw downs unless the Common Shareholder consents to such issuance. Unfunded Capital Commitments may be called by the Trust at any time during the Commitment Period in any amount in accordance with the terms of the Declaration of Trust of the Trust (the "Declaration") and the Common Shareholder's subscription agreement. The Trust will be permitted to purchase, redeem or otherwise acquire its Common Shares only if a common shareholder fails to pay a capital call in accordance with such shareholder's subscription agreement or if the Trustees terminate or otherwise do not renew the Advisory Agreement (as defined in Item 9 - Management) in accordance with the Investment Company Act of 1940, as amended (the "1940 Act") or the terms therein. The Trust may not, without the consent of the Common Shareholder, issue Common Shares in addition to the then issued and outstanding Common Shares and Common Shares held in treasury for anyone from whom the Trust has accepted binding agreements to subscribe for Common Shares.


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


            The Trust is committed to maintaining the privacy of shareholders and to safeguarding its nonpublic personal information. The following information is provided to help you understand what personal information the Trust collects, how it protects that information and why, in certain cases, the Trust may share information with select other parties.

            Generally, the Trust does not receive any nonpublic personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

            The Trust restricts access to nonpublic personal information about the shareholders to Fortress employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

            8.2 Investment Objectives and Policies. The investment objective of the Trust is to seek to achieve superior returns by investing in "Permissible Investment Assets," which shall include (i) mortgage and non-mortgage receivables; (ii) securities secured by or evidencing interests in assets described in clause (i); (iii) fee, leasehold or other interests in real properties, whether improved or unimproved, whether commercial, residential or multifamily; (iv) debt interests (whether secured or unsecured, recourse or non-recourse, senior or subordinated, convertible or otherwise), equity interests (whether preferred or common) and derivative interests in entities (whether in the form of partnerships, limited liability companies, trusts, corporations or otherwise) the assets of which consist primarily of assets described in clauses (i), (ii) or
(iii) of this paragraph, or in entities that otherwise have substantial assets of the type described in clauses (i), (ii) or (iii) of this paragraph or in entities that provide services to or management in connection with any other asset included in this paragraph; (v) options, including without limitation, rights of first refusal, rights of first offer, and puts or calls with respect to any asset described in the foregoing; (vi) Hedging (as hereinafter defined in this Item 8 - General Description of the Registrant) relating to any of the foregoing; and (vii) debt interests (whether secured or unsecured, recourse or non-recourse, senior or subordinated, convertible or otherwise), equity interests (whether preferred or common) and derivative interests in entities (whether in the form of partnerships, limited liability companies, trusts, corporations or otherwise) that provide services to or management in connection with any asset described in the foregoing. No assurance can be given that the Trust will achieve its investment objectives.



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



            The Trust will comply with its Primary Investment Criteria. The Trust's "Primary Investment Criteria" are as follows:

            Investment Strategy. The Trust will target distressed and undervalued transactions secured by real estate and other tangible assets. The Trust's investment strategy will emphasize (i) proprietary or preferred deal sourcing, (ii) effective corporate control, (iii) rigorous financial, legal and operational due diligence, (iv) intensive investment management, and (v) aggressive return of capital to reduce risk.

            (a) Proprietary or Preferential Deal Sourcing. The Trust will focus on negotiated transactions as well as competitive bid situations utilizing its specialized investment focus and significant industry relationships; work flexibility to source debt and equity investments, at an entity or asset level; and utilize investment platforms as a source of negotiated transactions.

            (b) Effective Corporate Control. The Trust will seek to control the operations, management and liquidation plan of each equity investment, alone or in combination with a strategic partner, and seek to direct the bankruptcy process in bankruptcies and restructurings by securing a controlling interest in the class of securities positioned to dominate the restructuring process, or by negotiating to infuse equity in exchange for ownership of the subject entity or its assets out of bankruptcy.

            (c) Rigorous Financial, Legal and Operational Due Diligence. The Trust will employ a rigorous due diligence protocol focused on (i) ground-up financial analysis; (ii) fundamental asset level valuations; and (iii) the legal, structural and operational conditions for controlling and maximizing asset values. With respect to investments outside the United States, the Trust will take an equally rigorous approach to analyzing and minimizing legal, tax, regulatory and currency risk in investments.

            (d) Intensive Investment Management. The Trust will take an active, hands- on approach to managing investments, using in-house operational and financial management systems to track investment performance and support oversight of each investment's financial, operational and strategic objectives. The Trust will seek to add significant value post-acquisition primarily by: (i) rationalizing capital structures to manage risk; (ii) improving reporting and information systems to better monitor operating performance; (iii) identifying opportunities to increase cash flows and create value beyond the basic investment thesis; and (iv) accessing the capital markets to broaden exit options. The Trust will seek to identify and attract top management and strategic partners to enhance direct management capabilities in specific markets or industry sectors, and to align with strategic partners possessing local, operational or asset-specific expertise.



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


            (e) Aggressive Return of Capital to Reduce Risk. The Trust will seek to reduce risk by minimizing equity capital at risk over time through cash flow, sale of non-strategic assets, and restructuring or refinancing of investment, and aggressively exit an investment once the investment's value objective has been achieved.

            Investment Categories. The Trust will invest in four investment categories: (i) distressed or out of favor sectors; (ii) assets privatized by governmental agencies or disposed of by institutional sources; (iii) bankruptcies or restructurings; and (iv) loans and other bank assets.

            (a) Distressed or Out of Favor Sectors. The Trust will target investment opportunities in distressed or out of favor sectors where the principals of the Advisor believe the Trust can acquire or make controlling investments in assets and asset-based businesses at a significant discount to book value with strong in-place cash flow.

            (b) Real Estate Privatizations. The Trust will target real estate and related assets liquidated through privatizations and institutional dispositions in Western Europe.

            (c) Bankruptcies or Restructurings. The Trust will target assets or distressed securities of companies undergoing bankruptcies and restructuring where the principals of the Advisor believe the Trust can work with the company's board of directors or creditor's committee prior to or following a bankruptcy filing in order to influence the restructuring process and ultimately secure ownership or control for investors.

            (d) Loans and Other Bank Assets. The Trust will pursue investments arising from the reform and consolidation of the banking sector in Western Europe, including non-performing loans, as banks come under regulatory pressure to dispose of distressed assets as part of the restructuring and consolidation of the banking system.

            Geographic Focus. The principals of the Advisor will seek to diversify the Trust's portfolio of investments geographically and anticipate that the Trust, directly or indirectly, will make investments primarily in the United States and Western Europe.

            The Trust has a policy of investing at least 25% of its capital in assets in the real estate and real estate-related industries, including Permissible Investment Assets. As such, the Trust is more susceptible to financial, regulatory, political and other factors affecting the real estate industry. The Trust does not anticipate making such investments directly, but through a Trust Operating Subsidiary and other wholly-owned subsidiaries. The Trust Operating Subsidiary's operating agreement will provide that the Trust Operating Subsidiary operate so as to qualify for the exemption from registration as an investment company under the 1940

Act as provided in Section 3(c)(5)(C) therein for entities whose investments consist primarily of mortgage loans and other interests in real estate.

            The Trust will utilize Treasury, mortgage, Eurodollar and currency futures and options (on cash and futures) and interest rate, currency and mortgage swaps, caps and floors and other financial instruments, provided that the Trust may utilize these instruments solely for the purpose of hedging the investment risks of individual securities (including mortgage loans) and the portfolio as a whole ("Hedging") and not for speculative purposes, and will utilize financing agreements, such as reverse repurchase agreements and dollar rolls, subject to the leverage limitations set forth below. The Trust may also invest, consistent with the Trust's investment objectives, in other assets (as specified in Item 8.4 or as approved by a majority of the Trustees and each of the Trustees who is not a director, officer or employee of the Advisor and who has been designated by an investor of the Common Shareholder).

            In addition, the Trust may acquire securities on a when-issued, forward commitment or delayed delivery basis for settlement beyond the time frame customary for securities of the type being purchased and may make short sales solely for Hedging purposes.

            The Trust Operating Subsidiary will utilize leverage for the purpose of financing acquisitions, paying expenses contemplated in its budget and making distributions to the Trust and not for the purpose of speculating on anticipated changes in interest rates.

            The Trust's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Trust's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding Common and Preferred Shares, voting together as a single class or (b) 67% or more of the Common and Preferred Shares represented at a meeting at which more than 50% of the outstanding Common and Preferred Shares, treated as a single class, are represented). All other investment policies or practices are considered by the Trust not to be fundamental and accordingly may be changed without approval of the holders of a majority of the Trust's outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. The Trust may not:

            (1) borrow money or issue senior securities except in compliance with the 1940 Act;



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


            (2) make loans of money or property to any person, except in compliance with the 1940 Act;

            (3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares or securities of its subsidiaries the Trust may be deemed to be an underwriter;

            (4) purchase real estate or interests therein to the extent that as a result of such investments the Trust would not be a regulated investment company under the Code;

            (5) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commissions as a commodity pool; or

            (6) invest in excess of 25% of its capital in assets in any industry other than the real estate and real estate related industry, including mortgage loans and other Permissible Investment Assets, except that the Trust may invest without limit in securities backed by the credit the United States of America or agencies or instrumentalities thereof.

            The Trust will not make any investment or finance any investment or otherwise utilize financial leverage or engage in any other action to the extent the result of doing so would cause it to violate the following:

            (i) The Trust shall not make any investment if such investment would cause the Common Shareholder to have more than twenty percent (20%) of its aggregate Capital Commitments in any one portfolio investment; provided, however, that (i) the limitation set forth in this paragraph (i) shall not apply (A) in the case of any investments (such as portfolio acquisitions) that are reasonably determined by the Advisor, based on the composition of the applicable underlying assets, to be of such a nature that they provide broad diversification, in and of themselves, in which (as to any one portfolio investment under this paragraph) the Trust shall not invest more than twenty-five percent (25%) of the aggregate Capital Commitments or (B) to any portfolio investment in which the Trust invests aggregate Capital Commitments in excess of such limitations with the prior approval of the Advisory Board of the Common Shareholder; and provided, further, that the foregoing limitation shall not be deemed to prohibit or to be violated by the merger of two (2) or more portfolio companies, the acquisition of a



                                      11
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portfolio investment by a separate portfolio company or any other similar combination of two or more portfolio investments, provided that (a) the Trust's original investment in each such portfolio investment or portfolio company, as the case may be, on its own was made in compliance with the foregoing limitation, (b) the provision contained in the second proviso of this paragraph (i) shall not be used to circumvent the intention of the limitation set forth in this paragraph (i), and (c) any such merger, acquisition or other similar combination shall have been approved by a majority of the Trust's outstanding voting securities.

            (ii) The Trust shall not make any investment if such investment would cause the Common Shareholder to have more than (i) 10% of its aggregate Capital Commitments in portfolio investments located outside the United States, Canada and Western Europe; (ii) 25% of the aggregate Capital Commitments in portfolio investments consisting of raw land and "ground-up" development; or (iii) 35% of the aggregate Capital Commitments in investments located outside of the United States or denominated in a currency other than United States dollars. The Trust shall not invest in portfolio investments consisting, other than to an insignificant extent, of raw land and "ground-up" development without all necessary building permits having been obtained.

            (iii) The Trust may provide interim financing (each, a "Bridge Financing") in order to facilitate the making of a portfolio investment in excess of the amount of Capital Commitments permissible under paragraph (i) above; provided, that the amount of a Bridge Financing, when added to the cost of the related portfolio investment, may not exceed (i) 25% of the aggregate Capital Commitments, subject to clause (ii) next succeeding, and
(ii) in the event that the Advisor approves of such higher amount, an amount equal to up to 35% of the aggregate Capital Commitments, until term loan financing is secured, or such portfolio investment is disposed of in part to the extent necessary for the Trust to be in compliance with the provisions of paragraph (i) above. All interest received by the Trust from a Bridge Financing shall be distributed to the Common Shareholder in accordance with the provisions of the Declaration. If such Bridge Financing is not refinanced or otherwise repaid within six (6) months of the incurrence thereof, it shall be treated as a portfolio investment.

            (iv) Subject to the provisions of paragraph (v) below and to any more restrictive limitations under the 1940 Act, following the first anniversary of the final closing of the Common Shareholder, the Trust and any sister company of the Trust will not, and will not permit any subsidiary of the Trust or any sister company of the Trust, including the Trust Operating Subsidiary or any subsidiary thereof (collectively, the "Owning Companies", and each, an "Owning Company") to employ Financial Leverage (as defined below) on any of their investments in an amount that would cause the Financial Leverage Ratio (as defined below) of the Trust to exceed sixty-five percent (65%) (the "Financial Leverage Limitation"), it being understood that, during the one-



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year period following the final closing of the Common Shareholder, the Trust may employ Financial Leverage that is greater than or less than the Financial Leverage Limitation on an asset-by-asset basis, but, in any event, following the first anniversary of the final closing of the Common Shareholder, the aggregate of all Financial Leverage will be subject to the Financial Leverage Limitation. As used herein the term "Financial Leverage" means and includes any financing or refinancing, whether secured or unsecured, whether recourse or nonrecourse, procured by an Owning Company in connection with the acquisition or ownership of a portfolio investment; provided, however, that, for purposes hereof, securitization shall not be deemed to be Financial Leverage. As used herein the term "Financial Leverage Ratio" means, at the time of determination, the fraction, stated as a percentage, resulting from dividing (y) the then outstanding principal amount of the Financial Leverage of the Owning Companies by (z) the then value of, without duplication, all assets of the Owning Companies; provided, however, that, with respect to Financial Leverage utilized by an Owning Company, other than the Trust, that is not a recourse obligation of the Trust, then (1) such Financial Leverage of the Owning Company shall not be included as Financial Leverage of such Owning Company for purposes of the immediately preceding clause (y) and (2) only the Trust's net equity interest in such Owning Company shall be included in the assets of the Trust for purposes of the immediately preceding clause (z).

            (v) The Trust shall, in good faith and using commercially reasonable methodology, determine whether the Financial Leverage Limitation of the Trust would be exceeded by an Owning Company's obtaining proposed Financial Leverage for a Portfolio Investment by calculating the Financial Leverage Ratio as of the date such proposed Financial Leverage is to be obtained. In the event that the Financial Leverage Ratio as of such date would not exceed the Financial Leverage Limitation following procurement of such proposed Financial Leverage, such proposed Financial Leverage shall be deemed permitted. In no event shall maintaining such Financial Leverage be affected by the procurement of future Financial Leverage (provided such future Financial Leverage is procured in accordance herewith), reductions in the value of Portfolio Investments or changes in market conditions. Anything contained herein to the contrary notwithstanding, (i) no proposed investment comprising the acquisition of equity, preferred equity or debt convertible into equity in an operating company by an Owning Company, which investment is otherwise consistent with the investment objectives and policies of the Trust, shall be prohibited due to the fact that the asset values and leverage ratios employed by such operating company would, if included in the calculation of the Financial Leverage Ratio, cause the Financial Leverage Ratio to exceed the Financial Leverage Limitation, and (ii) no entity shall be deemed to be an "Owning Company" for the purposes of determining the Financial Leverage Ratio unless such entity is controlled by the Trust, a sister company of the Trust or the Trust Operating Subsidiary. For purposes of the foregoing clause (ii), "control" means, when used in reference to an entity, the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise, and "controlled" has a correlative meaning.

            (vi) The Trust will not in the capacity of borrower employ Financial Leverage in the event that doing so would generate unrelated business taxable income.

            (vii) Subject to paragraph (viii), in the event the Trust contemplates making an investment in a Permissible Investment Asset located outside the United States or denominated in a currency other than United States dollars (a "Foreign Investment"), then, prior to the Trust consummating such investment (i) the Trust shall exercise good faith, commercially reasonable efforts to ascertain (which will include compliance with paragraph (viii)(b) in paragraph (viii) below) that the laws of such jurisdiction will recognize the limited liability of the Securityholders in connection with the portfolio investment in question to the same extent in all material respects as is provided for under the Declaration, or that the Securityholders will otherwise not be exposed to greater personal liability by virtue of the Foreign Investment in question than is provided for under the Declaration, and (ii) the Advisor shall also exercise good faith, commercially reasonable efforts to ascertain (which will include obtaining an opinion from such counsel addressed to the Trust, which, by its terms, may be relied upon by the Securityholders, to the effect) that no Securityholder will be subject to any tax or foreign currency exchange controls in such jurisdiction, have any obligation to file a tax return in such jurisdiction, or be subject to the jurisdiction of any court or administrative agency in such jurisdiction, in each case arising out of or relating to the making of such Foreign Investment (although the Trust or applicable portfolio company of the Trust (but not any Securityholder directly) may be subject to such tax, foreign currency exchange controls, tax return obligation or jurisdiction). If considered appropriate by the Advisor, the Advisor shall procure fidelity bonds and/or insurance against wrongful acts or omissions of the Trust's foreign agents. If the Advisor is unable, after exercising the requisite good faith, commercially reasonable efforts, to satisfy the requirements set forth in the first sentence of this paragraph
(vii) in connection with any one or more Foreign Investments, then, any contrary provisions of this paragraph (vii) notwithstanding, affiliates of the Advisor, the Common Shareholder, the managing member of the Common Shareholder and the manager of the Common Shareholder and its affiliates and principals shall be free to pursue such Foreign Investments through other vehicles. In the event that a Securityholder becomes subject to tax or a tax return filing obligation in a jurisdiction outside the United States of America as a result of the Trust's making of a Foreign Investment, the Advisor will, at the expense and on behalf of the Trust, engage appropriate reputable professional service providers to complete all tax forms necessary to claim any refund or credit of such foreign taxes, submit all such refund or credit forms to the appropriate taxing authorities and take such follow-up actions as are reasonably necessary to facilitate the processing of any such refund or credit, and otherwise provide such information and documentation and such further assistance as such Securityholder may reasonably require to enable it to seek any repayment of foreign taxes or complete any foreign tax returns.

            (viii) If and to the extent that the Trust proposes to make an investment in any entity organized under the laws of jurisdictions other than the United States, the Advisor shall:

                     (a) consider whether the making, holding,
            administering and/or selling of such investment could cause the Securityholders to lose their limited liability as provided by Delaware law; and

                     (b) either (x) obtain a favorable opinion of
            reputable counsel, in form and substance satisfactory to the Advisor, which, by its terms, may be relied upon by the Securityholders, to the effect that the Securityholders will not incur any liability beyond or in addition to the liability that they would otherwise have under Delaware law or the Declaration as a result of, or in connection with, such investment; provided, however, that the provisions of this subclause (x) shall not apply in the case of a Foreign Investment if one or more Foreign Investments shall have previously been made by the Trust in the same jurisdiction utilizing, if applicable, a substantially similar structure and a similar asset composition as to which the opinion contemplated hereby was delivered, or (y) make such investment through an intermediate holding company which is a limited liability vehicle formed under, and the limited liability of whose beneficial owners is recognized by, the laws of the jurisdiction in question. A copy of any such opinion obtained by the Trust shall be made available to any Securityholder on request.

            8.3 Risk Factors.

            (a) General. Investment in the Trust may involve certain risk factors and special considerations, including those arising from the Trust's investment securities, policies and practices, from the Trust's investment strategy, and from the structure of the Trust and restrictions applicable to its Common and Preferred Shares. Since the Trust directly or indirectly through the Trust Operating Subsidiary or others may only make a limited number of investments and since many of the investments may involve a high degree of risk, poor performance by a few of the investments could severely affect the total return to the Trust.

            Nature of Investment. An investment in the Trust requires a long-term commitment, with no certainty of return. Although investments are generally expected to generate cash flow, there may be little or no near-term cash flow available to the Securityholders. Since the Trust may only make a limited number of investments and since many of the investments may involve a high degree of risk, poor performance by a few of the investments could severely affect the total return to Securityholders.

            General Risks Related to Asset Types. The Trust's investments are subject to varying degrees of risk which will depend, in part, on asset type.

            Real estate values are affected by a number of factors, including changes in the general economic climate, local conditions (such as an oversupply of space or a reduction in demand for space), the quality and philosophy of management, competition based on rental rates, attractiveness and location of the properties, financial condition of tenants, buyers and sellers of properties, quality of maintenance, insurance and management services and changes in operating costs. Real estate values are also affected by such factors as government regulations (including those governing usage, improvements, zoning and taxes), interest rate levels, the availability of financing and potential liability under changing environmental and other laws.

            Investments comprising mortgage or other loans are subject to, among other risks, the risk of borrower default, the risks attendant to foreclosure, such as delays and expenses due to interposed defenses or counterclaims and the possibilities that under certain circumstances even a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent and that the Trust may be precluded from pursuing both foreclosure and an action on a note as remedies simultaneously, the risk that the Trust may be limited in its ability to collect certain funds due it from a borrower which is a debtor in a case filed under Title 11 of the United States Code, 111 U.S.C. ss.ss. 101 et seq., as amended (the "Bankruptcy Code"), and the risk that the Trust's borrowers may not maintain adequate insurance coverage against liability for personal injury and property damage in the event of casualty or accident.

            Additionally, all real estate and real estate-related investments are subject to the risk that a general downturn in a foreign economy or a national, regional or local economy within the United States will depress real estate prices. The Trust may be unsuccessful in structuring its investments to minimize any detrimental impact that a recession may have on its investments and as a result the Trust may suffer significant losses.

            Investments in the securities of various issuers are also subject to a number of risks, which will be dependent in part on the structure of the issuer (e.g., corporation, partnership, etc.) and the structure of the securities (e.g., common equity, preferred equity, secured and unsecured debt and senior or junior debt, etc.). The performance of securities may depend in part on liquidity, market support, price volatility, and the relative rights of more senior and junior stakeholders, among other things. The business, creditworthiness, tax position, and effectiveness and stability of management of the issuer, as well as general and specific financial, business and economic conditions, may also have an effect on the value of securities.

            The performance of secured investments, including corporate debt as well as asset- and mortgage-backed securities will also be dependent on the capital structure of the issuer, covenants, the value and performance of the underlying collateral, the availability of liquidity and credit support, prepayment considerations and other factors.

            Investments in distressed companies and in securities of distressed companies may involve substantial risk. The level of analytical sophistication necessary for successful investment in distressed companies is particularly high. In addition, such investments require active monitoring and direct management of investments by Advisor personnel. Bankruptcy situations may be adversarial and are often beyond the complete control of the creditors. Duration of bankruptcy cases can only be roughly estimated, and the return on an investment in a bankrupt company may ultimately depend on the value of the security for the investment, if any.

            Risks of Foreign Investments. The Trust intends to invest in Permissible Investment Assets located outside the United States. The Trust's international operations are subject to most of the same risks associated with its United States operations as well as additional risks, such as fluctuations in foreign currency exchange rates, unexpected changes in regulatory requirements, heightened risks of political and economic instability in certain geographic locations, difficulties in managing international operations, potentially adverse tax consequences, enhanced accounting and control expenses and the burden of complying with a wide variety of foreign laws. Legal systems abroad may differ in a number of respects from the United States legal system, including requiring transfer taxes and added taxes on certain transfers, imposing limits on usurious interest rates and subjecting lenders to liability for inappropriate lending. Regulatory schemes in foreign jurisdictions vary, and no assurance can be made that loans to borrowers in foreign jurisdictions will have the benefit of security and/or collateral similar to the types of security and/or collateral typical for loans in the United States lending markets or that remedies available to lenders under such loans correspond to remedies available to lenders in the United States. The Trust is subject to no limitations on foreign investments in general, on investment in any particular country or investment in any particular foreign asset class.

            Fluctuations in currency rates may adversely affect the ability of the Trust successfully to make non-United States investments, and may also adversely affect the performance of the Trust's investments. Since foreign securities or other foreign assets may be purchased with and payable in the currencies of foreign countries, the value of such assets measured in United States dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. In addition to currency and exchange risks, such investments may be subject to foreign political and regulatory issues, which could affect the liquidity of such investments.

            In connection with the consummation of certain investments, the Trust may employ Hedging techniques designed to protect the Trust against adverse movements in currency and/or interest rates. While such transactions may reduce certain risks, such transactions themselves may entail certain other risks. Thus, while the Trust may benefit from the use of these Hedging mechanisms, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance for the Trust than if it had not entered into such Hedging transactions.

            Liquidity Considerations. The investments to be made by the Trust may be illiquid. Illiquidity may result from the absence of an established market for the investments, as well as legal or contractual restrictions on their resale, refinancing or other disposition by the Trust. Dispositions of investments may be subject to contractual and other limitations on transfer or other restrictions that would interfere with subsequent sales of such investments or adversely affect the terms that could be obtained upon any disposition thereof.

                  Leverage and Interest Rates. Most, if not all, of the investments of the Trust may utilize a leveraged capital structure, in which case lenders or other holders of senior positions would be entitled to a preferred cash flow prior to the Trust receiving a return. Fluctuations in interest rates may adversely affect the ability of the Trust successfully to acquire investments and may also adversely affect the performance of the Trust's investments. Although the use of leverage may enhance returns and increase the number of investments that can be made, it may also substantially increase the risk of loss.

                  Risks Associated with Unspecified Transactions. Investors in the Trust will not have an opportunity to evaluate specific assets prior to the Trust investing in such assets. Investors will be relying on the ability of the Advisor with respect to the investments to be made. The Trust may be unable to find a sufficient number of attractive opportunities to meet its investment objectives.

            The Trust has just recently commenced operations and, accordingly, has a limited operating history upon which potential investors may evaluate its performance. Past performance by other entities advised by the Advisor is not a guaranty as to future performance by the Trust.

            Bankruptcy Considerations. Investments made in assets operating in restructuring situations or under Chapter 11 of the Bankruptcy Code could be subordinated or disallowed, and, if the Trust inappropriately exercises control over the management and policies of the debtors, the Trust could become liable to third parties in such circumstances. Furthermore, distributions made to the Trust in respect of such investments, and distributions by the Trust to the Securityholders, could be required to be repaid to the creditors of such investment if such distributions are found to be a fraudulent conveyance or preferential payment.

            Potential Environmental Liability. Under various foreign and United States Federal, state and local laws, ordinances and regulations, an owner of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances on or in such property. Such laws often impose such liability without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances. The cost of any required remediation and the owner's liability therefor as to any property is generally not limited under such enactments and could exceed the value of the property and/or the aggregate assets of the owner. The presence of such substances, or the failure to properly remediate contamination from such substances, may adversely affect the Trust's ability to sell real estate it acquires, wither as an equity investment or through foreclosure on a loan investment, or to borrow using such property as collateral.

            Reliance on Principals. The success of the Trust is substantially dependent on the principals of the Advisor. Should one or more of those individuals become incapacitated or in some other way cease to perform duties for the Advisor on behalf of the Trust, the Trust's performance could be materially adversely affected through a diminished capacity to obtain investment opportunities and to structure and execute the Trust's potential investments. Neither the Trust nor the Advisor currently intends to maintain key man life insurance with respect to any of its executive officers.

            Lack of Management Rights. The management, financing, leasing and disposition of investments of the Trust and its general policies with respect to certain other activities, including its operating policies, are determined by the Advisor under the supervision of the Trustees. Certain of these policies may be changed from time to time at the discretion of the Trustees without a vote of the Securityholders. The Securityholders will have no opportunity to control the day-to-day operation, including investment and disposition decisions, of the Trust.

            Restrictions on Transfer and Withdrawal. Interests in the Trust will not be registered under the Securities Act of 1933, as amended (the "1933 Act") or any other securities laws and may not be offered, sold or transferred, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and applicable state securities laws. There is no market for the interests in the Trust and none is expected to develop. Therefore, each prospective investor must consider its investment in Trust interests to be illiquid.

            Concentration. As a result of concentrating its investments, the Trust will be a non-diversified investment company and, therefore, more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence. In particular, developments in the commercial real estate industry will affect the ability of the Trust and the Trust Operating Subsidiary to conduct their operations. Moreover, Common Shares of the Trust may be transferred only with the prior written consent of the Trust. There will be no trading market for the Common Shares and investors may be required to bear the economic risks of their investment until termination of the Trust. Neither the Trust nor the Trust Operating Subsidiary has previously conducted any business or identified specific investments, although principals of the Advisor have managed businesses similar to those of the Trust and the Trust Operating Subsidiary. The businesses of the Trust and the Trust Operating Subsidiary rely on the services of key personnel of the Advisor. There can be no assurance that the Advisor will be able to retain its key personnel.

            (b) Not Applicable.

            8.4 Other Policies. Consistent with its investment objectives, policies and restrictions, the Trust may also invest in (a) United States government and agency obligations with maturities of not more than one year and one day from the date of acquisition, commercial paper with maturities of not more than six months and one day from the date of acquisition and having a rating assigned to such commercial paper by Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. ("S&P") or Moody's Investor Service, Inc. ("Moody's") (or, if neither such organization shall rate such commercial paper at such time, by any nationally recognized statistical rating organization in the United States of America) equal to one of the two highest commercial paper ratings assigned by such organization, it being understood that as of the date hereof such ratings by S&P are "A-1" and "A-2" and such ratings by Moody's are "Prime-1" and "Prime-2," and interest- bearing deposits in dollars in United States banks with an unrestricted surplus of at least two hundred fifty million dollars ($250,000,000), maturing within one year and (b) obligations, instruments and deposits of types which correspond to the types described in clause (a) of the foregoing, and of similar investment quality, of issuers in jurisdictions other than the United States in which the Trust is pursuing its portfolio investments.

            8.5 Not Applicable.

            8.6 Not Applicable.

ITEM 9.     MANAGEMENT

            9.1 General.

            (a) Board of Trustees. The Trustees set broad policies for the Trust and its officers. The Advisor manages the day-to-day operations of the Trust subject to the oversight of the Trustees and supplies officers to the Trust for this purpose. Except as expressly provided by the Declaration, the Trustees owe to the Trust and its Securityholders the same fiduciary duties as owed by directors of corporations to such corporations and their shareholders under the Delaware General Corporations Law. The Board of Trustees shall consist at all times of no fewer than five (5) Trustees, of whom at least 50% are not "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act. The Trust, the managing member of the Trust Operating Subsidiary, will be responsible for the overall management of the Trust Operating Subsidiary through the Board.

            (b) Investment Advisor. The "Advisor," FIG Advisors LLC, maintains its office at 1251 Avenue of the Americas, 16th Floor, New York, New York 10020. The Advisor is a registered investment advisor. The Advisor shall charge the Trust an Advisory Fee as described in Item 3 - Fee Table and Synopsis. The Advisor is owned by Fortress, which, through itself and other affiliates, provides investment advice to real estate investment trusts and other related accounts.

            Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), the Trust has retained the Advisor to manage the investment of its assets and to provide such investment research, advice and supervision, in conformity with its investment objective and policies, as may be necessary for the operations of the Trust.

            (c) Portfolio Management. The Trust's assets are managed by a committee consisting of, among others, the following persons (such persons being primarily responsible for the day-to-day management of the Trust's portfolio):

            Wesley R. Edens has been the Chief Executive Officer of Fortress since co-founding the firm in 1998. Mr. Edens is responsible for all investment decisions at the firm, as well as the firm's strategic direction. Mr. Edens is also responsible for the day-to-day operations and management of Fortress's private equity funds. Mr. Eders is also a Director of other Fortress investment affiliates. Prior to forming Fortress, Mr. Edens was the head of the Global Principal Finance ("GPF") group at

Union Bank of Switzerland ("UBS"), as well as a Managing Director of UBS from May 1997 to May 1998. Mr. Edens received a B.S. degree in Business Administration from Oregon State University.

         Robert I. Kauffman has been the President of Fortress since co-founding the firm in 1998. Mr. Kauffman oversees Fortress's European investment operations. Mr. Kauffman is also the Chief Executive Officer of Italfondiario, the loan servicing business owned by Fortress. Mr. Kauffman is currently a Director of REG Real Estate Group, and is also a Director of other Fortress investment affiliates. Prior to joining Fortress, Mr. Kauffman was a Managing Director of UBS frm May 1997 to May 1998.
Mr. Kauffman received a B.S. in Business Administration from Northeastern University.

         Randal A. Nardone has been the Chief Operating Officer and Secretary of Fortress since co-founding the firm in 1998. Mr. Nardone oversees Fortress's structured finance and legal matters, and is a Director of other Fortress investment affiliates. Prior to joining Fortress Mr. Nardone was a Managing Director of UBS from May 1997 to May 1998. Mr. Nardone received a B.A. degree in English and Biology from the University of Connecticut and a J.D. degree from the Boston University School of Law.

         Jeffrey R. Rosenthal is the Chief Financial Officer and Treasurer of Fortress. He joined Fortress in June 2002. He was previously the Executive Vice President and Chief Operating Officer of Starwood Capital Group from April 1997 to June 2002. In addition, he was a member of Starwood's Executive and Investment Committees. Mr. Rosenthal is also a Director of Baird & Warner, Inc. Mr. Rosenthal received a B.S. in Accounting from The University of Illinois in Chicago and is a Certified Public Accountant.

            (d) Not Applicable.

            (e) Custodian. JPMorgan Chase Bank serves as Custodian for the Trust, and in such capacity, maintains certain financial and accounting books and records pursuant to agreements with the Trust.

            (f) Expenses. The Advisory Agreement provides, among other things, that the Advisor will pay the fees and salaries of the Trust's officers and Trustees who are "interested persons" of the Advisor except that a majority of the independent Trustees may approve reimbursement at cost for the salary of such officers and Trustees (other than Wesley R. Edens, Robert I. Kauffman and Randal A. Nardone, the "principals," and their assistants) allocable to time spent on the legal, accounting and other administrative operations (other than the provision of investment advice) of the Trust, the Trust Operating Subsidiary or its other investment affiliates. In addition, the Advisor will bear all costs and expenses of the Trust, the Trust Operating Subsidiary and its other investment affiliates not expressly stated below to be borne by the Trust or the Trust Operating Subsidiary or its investment affiliates and excluding the Advisory Fee, which is solely the expense of the Trust. The Advisory Agreement provides that the Trust shall pay to the Advisor an annual fee for its services, payable semi-annually in arrears, equal to a percentage per year of the lesser of (i) the Trust's invested capital and
(ii) the average daily net asset value of the Trust as of the first day of the semi-annual period with respect to which the Advisory Fee is being paid.

            The Advisory Agreement provides that the Trust will pay all ordinary operating expenses of the Trust and the Advisor for salaries (subject to the preceding paragraph), rent and similar overhead expenses, including maintenance of the Trust's offices, in connection with the management and advisory services provided under the Advisory Agreement. In addition, the Trust will bear the expenses related to its activities including the evaluation, acquisition, ownership, sale, Hedging or financing of any potential portfolio investment, taxes, fees of auditors and counsel, expenses of the Board and annual meetings, insurance, travel, litigation and indemnification expenses, administrative expenses and, subject to the approval of the Board, any extraordinary expenses. The expenses of the Trust generally described above shall specifically include:

            (i) all costs and expenses, if any, incurred in connection with portfolio investments of the Trust, including without limitation costs and expenses incurred in evaluating, developing, negotiating, structuring, acquiring, owning, financing (including Hedging), disposing of or otherwise dealing with portfolio investments, and further including, without limitation, any travel, legal and accounting expenses and other fees and out-of-pocket costs related thereto, and the costs of rendering financial assistance to or arranging for financing for any assets or businesses constituting portfolio investments;

            (ii) all costs and expenses, if any, incurred in monitoring portfolio investments, including without limitation any travel, legal and accounting expenses and other fees and out-of-pocket costs related thereto;

            (iii) all costs and expenses incurred relating to the Trust's activities, including without limitation costs and expenses incurred in evaluating, developing, negotiating, structuring, acquiring, owning, financing (including Hedging), disposing of or otherwise dealing with any prospective investment, whether or not the Trust actually invests therein, and further including, without limitation, any travel, legal and accounting expenses and other fees and out-of-pocket costs related thereto, and the costs of rendering financial assistance to or arranging for financing for any assets or businesses constituting any prospective investment;

            (iv) portfolio transaction expenses, interest and, to the extent not borne by the Trust Operating Subsidiary or the other investment affiliates, reasonable costs associated with the establishment of the other investment affiliates, outside consultants engaged to assist in the evaluation of documentation relating to portfolio investments and of related assets, including, if applicable, collateral therefor and in processing data with respect to the foregoing, and work-out of distressed portfolio investments;

            (v) taxes of the Trust, the fees and expenses of custodians, pricing services, accounting systems, accounting agents and auditors, external administrators and transfer and dividend disbursement agents, counsel, Trustees (but out-of-pocket expenses only with respect to those Trustees who are partners, directors, officers or employees of the Advisor), loan servicers and loan pool trustees, insurance costs of the Trust and litigation costs of the Trust;

            (vi) expenses associated with the distribution of reports and capital call notices to the Securityholders, and any required filings and registrations, proxy expenses, Securities and Exchange Commission ("SEC") examinations and registered agents;

            (vii) expenses relating to any office or office facilities maintained for the Trust or the portfolio investments separate from the office or offices of the Advisor;

            (viii) brokerage commissions and other investment costs incurred by or on behalf of the Trust;

            (ix) operating expenses of the Trust Operating Subsidiary and its other investment affiliates and any costs associated with employees of the Trust Operating Subsidiary loaned or seconded to the Trust;

            (x) to the extent approved by the Board and a majority of independent Trustees, extraordinary expenses

(such expenses, the "Operating Expenses") to the extent any Operating Expenses are paid by the Advisor or any affiliate thereof from its own funds, as the case may be, and not otherwise reimbursed by any portfolio investment; provided, however, that the Trust shall be obligated to reimburse the Advisor or its affiliate, as applicable, only to the extent such Operating Expenses are incurred out-of-pocket by such parties on behalf of the Trust. The amount of Operating Expenses to be borne by the Trust is not subject to any maximum amount. Notwithstanding anything to the contrary, losses incurred on the Trust's investments, whether classified as expenses or otherwise, shall be borne by the Trust.

            In the case of the Trust Operating Subsidiary and each of the other investment affiliates, Operating Expenses consist of the following, subject to and in accordance with the approved budget in effect from time to time: personnel compensation and benefits, the costs associated with recruiting, training, travel and entertainment, communications, publications, professional dues, research and information services, software and analytical systems, supplies, rent, furniture, computer equipment and other fixed assets, the fees and expenses of custodians, pricing services, accounting systems, accounting agents and auditors, external administrators, counsel, loan servicers and loan pool trustees, insurance, taxes, any required filings and registrations, outside consultants engaged to assist in the physical evaluation of documentation and of the related assets, including, if applicable, collateral therefor, and in processing data with respect to the foregoing; interest and other financing costs, portfolio transaction expenses (including, without limitation, the costs of acquiring and disposing of mortgage loans and other assets and the costs of structuring, issuing and offering related securities), the costs of incomplete transactions, litigation expenses (provided that in the case of litigation expenses of indemnified parties, such expenses will be borne by the Trust Operating Subsidiary and each of the other investment affiliates only to the extent provided for under the terms of written indemnifications provided to such parties by the Trust Operating Subsidiary or the other investment affiliates, as the case may
be), and such other expenses as are contemplated in the Trust Operating Subsidiary's approved budget. Notwithstanding anything to the contrary, losses incurred on the Trust Operating Subsidiary's or the other investment affiliates' investments, whether classified as expenses or otherwise, shall be borne by the Trust Operating Subsidiary and the other investment affiliates, as the case may be.

            At the beginning of each year, the Advisor will, after consultation with Trust Operating Subsidiary personnel, prepare and submit a budget to the compensation committee to assist the committee in connection with the Trust's ownership of the Trust Operating Subsidiary based on the Advisor's expertise in such matters. The budget will consist of an annual estimate of the operating expenses in the coming year as well as a salary and estimated bonus for each employee of the Trust Operating Subsidiary. Employees of the Trust Operating Subsidiary will be compensated in a manner and amount consistent with the market for comparable professionals, including the payment of a base salary and cash bonus. At year-end, the Advisor will submit recommended bonuses for employees to the compensation committee that reflect individual employee performance, aggregate Trust Operating Subsidiary performance as well as prevailing market employment conditions. The budget as well as the bonus pool must be approved by a majority of the independent members of the compensation committee. No partner, director, officer or employee of the Advisor will receive compensation from the Trust Operating Subsidiary.

            The Advisor shall give the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Advisor shall not be liable for any act or omission or for any loss sustained by the Trust in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

            From time to time, one or more of the investment companies or accounts which the Advisor manages or advises may own the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other in vestment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account to the extent the same is permitted under and in accordance with the 1940 Act. Subject to the foregoing, when two or more investment companies or accounts managed by the Advisor seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust.

            (g) Affiliated Brokerage. Not applicable.

            9.2 Non-resident Managers. Not applicable.

            9.3 Control Persons. Fortress Investment Fund II LLC owns 100% of the Trust's Common Shares.

ITEM 10.    CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

            10.1 Capital Stock. The Trust is authorized to issue up to 1,000,000 Common Shares. The Common Shares have no preference, preemptive, conversion, appraisal, exchange or redemption rights, and there are no sinking fund provisions applicable to the Common Shares, except as the Trustees may determine with respect to any class or series of Common Shares. Each Common Shareholder of the Trust has one vote per Common Share held by it on all matters subject to Securityholder approval, and Common Shareholders have voting rights on the election of Trustees, which shall be governed by plurality voting. When issued against payment therefor, the Common Shares will be fully paid and nonassessable. No person has any liability for obligations of the Trust by reason of owning Common Shares, although each person that subscribes for Common Shares is liable for the full amount of such subscription in accordance with and subject to the terms of the related subscription agreement.

            The Trust is authorized to require Common Shareholders to make capital contributions to the Trust pursuant to and in accordance with the terms of their respective subscription agreements, with such authority expiring on the third anniversary of the final closing of the Trust. However, after the third anniversary of the final closing of the Trust, the Trust is still authorized to require any Common Shareholder to make a capital contribution pursuant to the terms of its subscription agreement in order to pay the Trust's expenses and obligations, to pay capital calls made prior to the third anniversary of the final closing of the Trust and, with respect to follow-on investments in existing Trust investments up to an aggregate of fifteen percent (15%) of the aggregate amount of such Common Shareholder's capital commitment.

            The Trust is obligated to distribute to the Common
Shareholders, rather than reinvest, net proceeds from the sale or refinancing of, or income from, the Trust's investments realized after the end of the third anniversary of the final closing of the Trust, subject to the terms of the preceding paragraph.

            The Trust is authorized to issue up to $275,000 aggregate liquidation preference of Preferred Shares, with each Preferred Share having a liquidation preference equal to $500 plus accumulated and unpaid dividends, and to date has issued 514 Preferred Shares having an aggregate liquidation preference of $257,000. The Preferred Shares are redeemable at the option of the Trust in whole or in part at any time from the date of issuance at a value equal to the liquidation preference plus accumulated and unpaid dividends.

            Holders of Preferred Shares are entitled to receive cumulative dividends at the rate of 10% per year, with such dividends being declared and paid in preference to and in priority over any dividends declared and payable on the Common Shares. However, no dividend may be paid on the Preferred Shares if after giving effect to the payment of such dividend the Trust would not be able to pay its debts as such debts become due in the ordinary course of business or the Trust's total assets would be lass than the sum of its total liabilities.

            No dividend or distribution may be declared on the Common Shares unless the Preferred Shares have, at the time of the dividend or distribution, an asset coverage of at least 200% after deducting the amount of the dividend or distribution.

            The Preferred Shareholders will have no voting rights; provided that the Preferred Shareholders will have the right to elect two Trustees at all times and to elect a majority of Trustees if at any time dividends on the Preferred Shares are unpaid in an amount equal to two full years' dividends and to be so represented until all dividends in arrears have been paid or otherwise provided for. The Preferred Shareholders also have the right to vote together as a class on any plan of reorganization adversely affecting the Preferred Shareholders or on any amendment adversely affecting the Preferred Shareholders, and as required under the 1940 Act. On any matter which the Preferred Shareholders are entitled to vote, each Preferred Shareholder is entitled to one vote per Preferred Share.

            The Declaration may be amended by an affirmative vote of not less than two-thirds of the Common Shares outstanding and entitled to vote. However, no amendment to the Declaration may be made to change any rights with respect to the Common Shares by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the unanimous vote or consent of the Common Shareholders affected. The Trust may merge or consolidate with any other entity, or sell, lease or exchange all or substantially all of the Trust's assets upon the affirmative vote of not less than two-thirds of the Common Shares entitled to vote thereon. The Trust will terminate and wind up its affairs upon an affirmative vote to do so by the holders of 75% of the Common Shares.

            10.2 Long-Term Debt. None.

            10.3 General. None.

            10.4 Taxes. The Trust and the Advisor will use their respective best efforts to ensure that the Trust qualifies each year and elects to be treated as a regulated investment company for federal income tax purposes. In order so to qualify, the Trust must satisfy certain tests regarding the nature of its income and assets, and must generally be registered under the 1940 Act as a management company or unit investment trust. If, as anticipated, the Trust qualifies as a regulated investment company and distributes at least 90% of its net investment company taxable income (as defined in the Internal Revenue Code of 1986, as amended) to its shareholders, the Trust will not be subject to U.S. federal income tax on the income so distributed. However, the Trust will be subject to corporate income tax on any undistributed income. In addition, the Trust will be subject to a non-deductible 4% excise tax on the amount by which the income it distributes in any calendar year is less than the sum of 98% of its net ordinary income for such taxable year, 98% of its capital gain net income for the one-year period ending on October 31 of such year, and certain other amounts. Distributions by the Trust will generally constitute ordinary taxable income in the hands of the shareholders (other than certain tax-exempt entities) to the extent of the Trust's earnings and profits. To the extent that the Trust realizes net capital gains, the Trust intends to distribute such gains at least annually (unless more frequent distributions are permitted by the SEC) and designate them as capital gain dividends. Capital gain dividends are taxable as long- term capital gains, rather than ordinary income, regardless of how long the Shares have been held. Dividends distributed by the Trust may be eligible for the dividends received deduction in the hands of corporate shareholders to the extent that the Trust receives dividend income that would be so eligible if received directly by the corporate shareholders.

            10.5 Outstanding Securities.

                                                                              Amount
                                                                            Outstanding
                                               Amount Held                 Exclusive of
                                               by                          Amount Shown
                              Amount           Registrant or              Under Previous
 Title of Class             Authorized         for its Account               Column
-----------------     -----------------------  ----------------        -----------------
Common Shares            1,000,000 shares             None              1,000,000 shares

Preferred Shares          up to $275,000              None                 514 shares,
                      liquidation preference                               liquidation
                                                                          preference of
                                                                          $500 per share,
                                                                          for a total of
                                                                            $257,000
                                                                           liquidation
                                                                            preference

            10.6 Securities Ratings. None.

ITEM 11.    DEFAULTS AND ARREARS ON SENIOR SECURITIES

            11.1 Not Applicable.

            11.2 Not Applicable.

ITEM 12.    LEGAL PROCEEDINGS

         Not Applicable.

ITEM 13.    TABLE OF CONTENTS OF
            STATEMENT OF ADDITIONAL INFORMATION

         Not Applicable.

PART B

ITEM 14.    COVER PAGE

         Not Applicable.

ITEM 15.    TABLE OF CONTENTS

         Not Applicable.

ITEM 16.    GENERAL INFORMATION AND HISTORY

            The Trust has a limited operating history. See Item 8 - General Description of the Registrant, for general information.

ITEM 17.    INVESTMENT OBJECTIVE AND POLICIES

            Additional information regarding the Trust's permitted investment securities is set forth below. See Item 8 - General Description of the Registrant, for additional information.

            Hedging instruments, including the use of futures, options, swaps, caps and floors, present certain risks. With respect to Hedging, the variable degree of correlation between price movements of Hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the

Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the use of these instruments for Hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize these Hedging techniques will depend on the Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in any futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Hedging techniques will reduce NAV.

            The Trust may purchase and sell put and call options on securities and indices solely for Hedging purposes. The Trust may also purchase and sell options on stock indices ("index options"). The Trust is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options") which are privately negotiated with the counterparty solely for Hedging purposes. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options. The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets. In addition, the Trust may sell financial futures contracts or purchase put and call options on such futures solely for Hedging purposes. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC"). In accordance with such regulations and the Trust's investment policies, the Trust currently may enter into such transactions without limit for bona fide Hedging purposes.

            Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed options on securities, indices and futures contracts sold by the Trust are generally subject to segregation and coverage requirements of either the CFTC or the SEC (as defined below in this Item), with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust may be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

            The Trust may make short sales of securities solely for Hedging purposes. Short sales will be made in compliance with applicable regulatory requirements and will be fully collateralized at all times. In conjunction with such sales, the Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker- dealer, usually cash, U.S. government securities or other high grade liquid securities. The Trust will also be required to segregate similar collateral with its custodian if and to the extent necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets and the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

            The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust will enter into such transactions solely for Hedging purposes or for duration or risk management. The Trust may enter into such transactions on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the Trust would be receiving or paying, as the case may be, only the net amount of the two payments to be made on the applicable payment dates. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate NAV at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade by at least one nationally recognized statistical rating organization at the time of entering into such transaction.

            Futures transactions, options, swaps and other negotiated derivative transactions, as well as short sales, typically involve one or more of the following risks: (i) imperfect correlation between the performance and value of the instrument and the value of the Trust's securities or other objective of the Advisor; (ii) possible lack of a secondary market for such instruments; (iii) losses resulting from unanticipated interest rate or other market movements; and (iv) the possible obligation to meet additional margin or other payment requirements, all of which could adversely affect the Trust.

            The Trust may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Trust from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Trust is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities and will be entered into in accordance with the requirements of the SEC. The Trust may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Trustees ("Qualified Institutions"). The Advisor will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Trustees. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Trust to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

            The Trust may also purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or other liquid debt securities with a value not less than the value of the when-issued or forward commitment securities or will treat the portion not segregated as leverage. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust.

            The Trust may purchase certain restricted securities ("Rule
144A securities") eligible for sale to qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers. No assurance can be given that a liquid market for Rule 144A securities will develop or be maintained. The Trust's holdings of Rule 144A securities which are liquid securities will not be subject to its limitation on investment in illiquid securities. The Trustees will adopt policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid and will periodically review the Trust's purchases and sales of Rule 144A securities.

            U.S. Government securities include U.S. Treasury bills, notes and bonds, and securities issued by agencies and instrumentalities of the U.S. Government such as the Federal Housing Administration (FHA), the Government National Mortgage Association (GNMA), the Department of Housing and Urban Development, the Export- Import Bank, the Farmers Home Administration (FmHA), the General Services Administration, the Maritime Administration and the Small Business Administration. Neither the value nor the yield of the Trust's Shares or of the U.S. Government securities in which the Trust may invest are guaranteed by the U.S. Government. Such values and yields will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government security held by the Trust will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities.

            The Trust may invest in corporate debt securities, which include securities issued by corporations and other entities, including bonds and debentures, notes, certificates of deposit, banker's acceptances, and commercial paper. These securities may have adjustable or fixed rates of interest and may be secured or unsecured by assets of the issuer or another party. Adjustable rate corporate debt securities may have interest rate caps and floors but such corporate debt securities are not subject to prepayment risk other than through contractual call provisions, which generally impose a penalty for prepayment during all or a portion of the period such securities are outstanding. Fixed rate debt securities may also be subject to call provisions. Corporate debt securities are subject to the bankruptcy risk of the issuer.

            The Trust will be authorized to borrow money and utilize other forms of leverage to the full extent permitted under the 1940 Act. The
Trust may borrow from banking institutions, through the capital markets or in the commercial paper markets. The Trust has entered into a revolving credit agreement with Bank of America, N.A. as administrative agent for the lenders thereto, dated as of July 26, 2002 and as amended as of September
16, 2002, in the amount of $200,000,000. As of October 1, 2002, there is approximately $167 million outstanding under the credit agreement. The Trust expects to utilize leverage principally by entering into reverse repurchase agreements in which it will sell portfolio securities at a stated price and agree to repurchase them at a later date at a price reflecting an imputed interest cost. The Trust may also use other investment techniques that have similar leveraging effects to reverse repurchase agreements. These leveraging techniques as well as when-issued, delayed delivery and forward purchase commitments, will be treated as "senior securities" subject to the Trust's borrowing restrictions, to the extent that the Trust's potential obligations are not covered in accordance with requirements imposed by the SEC under the 1940 Act.

            Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. The use by the Trust of reverse repurchase agreements involves many of the same risks as leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price. At the time the Trust enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings.

            If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

            Although limited, the use of leverage by the Trust creates certain risks. In particular, if the Trust leverages on a short-term basis and invests the proceeds in longer-term securities, an increase in short-term interest rates may reduce, eliminate or reverse the interest rate differential otherwise available between short-term and long- term rates, thereby reducing the Trust's net investment income or causing loss. Conversely, an increase in long-term interest rates may reduce the value of the Trust's leveraged long-term securities by more than the yield advantage from the leverage and may cause substantial loss in the Trust's NAV. Leverage also magnifies gains and losses attributable to other investment policies and practices, such as investing in lower credit quality securities. The Trust will only borrow or use leverage in accordance with its investment policies and when the Advisor reasonably believes that such use of leverage will benefit the Trust.

ITEM 18.    MANAGEMENT

            18.1 The following individuals are the officers and Trustees of the Trust. A brief statement of their present positions and principal occupations during the past five years is also provided.

                                                  INTERESTED TRUSTEES AND OFFICERS



                                                Term of                                                  Number of
                                                Office and                                               Portfolios in   Other
                               Position(s)      Length of                                                Fund Complex    Director-
Name, Age and Business         Held With        Time        Principal Occupation(s)                      Overseen by     ships Held
Address                        Registrant       Served      During Past 5 Years                          Director        by Director
----------------------------   --------------  ------------ ------------------------------------------   -----------     -----------
Wesley R. Edens (41)*          Chairman of     July 2,      Chief Executive Officer of the Advisor,       Three             **
Fortress Investment            the Board of    2002 to      Fortress Investment Group LLC ("FIG"),
  Fund II LLC                  Trustees,       Present      Chairman and Chief Executive Officer of
1251 Avenue of the Americas    Chief                        Newcastle Investment Holdings Corp.
New York, NY 10020             Executive                    ("NIHC") and Newcastle Investment Corp.
                               Officer                      ("NIC") and Chairman, Chief Executive
                                                            Officer and President of Capstead Mortgage
                                                            Corporation; formerly Head of Global
                                                            Principal Finance and Managing Director
                                                            at Union Bank of Switzerland ("UBS").



                                                         37


Robert I. Kauffman (40)        President       July 2,      President, Advisor and FIG, Chief Executive    Not              Not
Fortress Investment                            2002 to      Officer, Italfondiario, Director, REG Real     Applicable       Applic-
  Fund II  LLC                                 Present      Estate Group; formerly, Managing Director,                      able
1251 Avenue of the Americas                                 GPF and UBS.
New York, NY 10020

Randal A. Nardone (47)         Chief           July 2,      Chief Operating Officer and Secretary,         Not              Not
Fortress Investment            Operating       2002 to      Advisor and FIG, Secretary, NIHC, NIC;         Applicable       Applic-
  Fund II LLC                  Officer and     Present      formerly, Managing Director, UBS.                               able
1251 Avenue of the Americas    Secretary
New York, NY 10020

Jeffrey R. Rosenthal (51)      Chief           July 2,      Chief Financial Officer and Treasurer,         Not              Not
Fortress Investment            Financial       2002 to      Advisor and FIG; Director, Baird & Warner,     Applicable       Applic-
  Fund II LLC                  Officer and     Present      Inc.; formerly, Executive Vice President and                    able
1251 Avenue of the Americas    Treasurer                    Chief Operating Officer of Starwood Capital
New York, NY  10020                                         Group.

Lilly H. Donohue (30)          Vice            July 2,      Vice President and Assistant Secretary, FIG;   Not              Not
Fortress Investment            President       2002 to      formerly, Vice President, UBS.                 Applicable       Applic-
  Fund II LLC                  and Assistant   Present                                                                      able
1251 Avenue of the Americas    Secretary
New York, NY  10020

*        Trustees who are directors, officers or employees of the Advisor.
**       See previous two columns and Item 9.1.


                                               INDEPENDENT TRUSTEES



                                                Term of                                                  Number of
                                                Office and                                               Portfolios in   Other
                               Position(s)      Length of                                                Fund Complex    Director-
Name, Age and Business         Held With        Time        Principal Occupation(s)                      Overseen by     ships Held
Address                        Registrant       Served      During Past 5 Years                          Director        by Director
----------------------------   --------------  ------------ ------------------------------------------   -----------     -----------
Dennis Porterfield (65)        Trustee         June 20, 2002  Formerly, Executive Vice President,          Three             *
Fortress Investment                            to Present     Summit Bancorp.
  Fund II LLC
1251 Avenue of the Americas
New York, NY 10020


Robert H. Gidel (51)           Trustee         July 2, 2002   Managing Partner, Liberty Partners, LP and   Two                *
Fortress Investment                            to Present     Liberty Realty Partners LP; Chief Operating
  Fund II LLC                                                 Officer and Board Member, Brazos Fund;
1251 Avenue of the Americas                                   President and Board Member, Brazos
New York, NY 10020                                            Partners; Investment Committee, Lone Star
                                                              Opportunity Fund I and Lone Star
                                                              Opportunity Fund II; Board of Directors,
                                                              American Industrial Properties and
                                                              Developers Diversified Realty Corp.;
                                                              formerly Chief Executive Officer and Board
                                                              Member, Meridian Point 8; President, Chief
                                                              Operating Officer and Board Member,
                                                              Paragon Group

John C. Sites, Jr. (50)        Trustee         July 2, 2002   General Partner, Daystar Special Situations  Two                *
Fortress Investment                            to present     Fund, L.P. and Rock Creek Partners II, Ltd.;
  Fund II LLC                                                 formerly Senior Managing Director, Executive
1251 Avenue of the Americas                                   Vice President and Board Member of Bear
New York, NY 10020                                            Stearns & Company


                                                         39


John C. Deterding (70)         Trustee         July 2, 2002   Owner, Deterding Associates; Director,        Two               *
Fortress Investment                            to Present     Atrium Companies and Amresco Capital Trust
  Fund II LLC
1251 Avenue of the Americas
New York, NY 10020

*        See previous two columns and Item 18.5.


            Each Trustee (other than any Trustee who is an "affiliated person" of the Trust or the Advisor)
shall receive the following amounts for serving as a Trustee: (i) $15,000 per year, (ii) $1,000 per physical meeting, and (iii) $125 per telephonic meeting, subject to a cap of $500 per year for all telephonic meetings.
The Trust also pays each Trustee (whether or not such person is a partner, director, officer or employee of the Advisor or any affiliate thereof or successor thereto) for all out-of-pocket expenses of such Trustee incurred in attending each such meeting.


            18.2  See Item 18.1.

            18.3  Not Applicable

            18.4  Not Applicable

            18.5 The Trust has established an Audit Committee, comprised of the following three independent Trustees: Dennis Porterfield, Robert H. Gidel and John C. Deterding. The Audit Committee is charged with providing informed, vigilant and effective oversight of the Trust's financial reporting process and the internal controls which protect the integrity of the reporting process. The Audit Committee has had not met since the formation of the Trust on June 20, 2002.

            18.6 Dennis Porterfield is a Trustee of the Trust and Fortress Registered Investment Trust, and a Manager of Fortress Brookdale Investment Fund LLC. John C. Sites, Jr., Robert H. Gidel and John C. Deterding are Trustees of the Trust and Fortress Registered Investment Trust.

            18.7  Not Applicable.

            18.8  Not Applicable.

            18.9  Not Applicable.

            18.10 Not Applicable.

            18.11 Not Applicable.

            18.12 Not Applicable.

            18.13 The Board of the Trust approved the Advisory Agreement with the Advisor after reviewing performance data and personnel data regarding the Advisor and after considering the Trust's investment objectives and policies in light of such data, including the expected expenses of the Trust. Such consideration by the Board of the Trust also included a review by the Board of the Trust of the Advisory Agreement (including the fees to be paid to the Advisor under such agreement), a comparison of the fee to be charged to the Trust by the Advisor to fees charged by other investment advisors to funds with comparable investment objectives (including the fee charged by the Advisor to other funds it manages) and a memorandum prepared by counsel to the Trust outlining the statutory requirements and standard of liability for approval of investment advisory contracts under the 1940 Act. The Board of the Trust concluded that the fee to be charged to the Trust by the Advisor under the Advisory Agreement was acceptable and in the best interests of the Trust and its Securityholders.

            18.14 Not Applicable.

            18.15 The Trust and the Advisor have adopted a Consolidated Code of Ethics (the "Code of Ethics") in accordance with Rule 17j-1 of the 1940 Act. Persons subject to the Code of Ethics are permitted to purchase securities, but such persons are not permitted to purchase or sell, directly or indirectly, any security in which such person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to such person's actual knowledge at the time of such purchase or sale is being considered for purchase or sale or being purchased or sold by the Trust, the Advisor or certain other affiliated companies. Persons subject to the Code of Ethics may not participate in securities transactions on a joint basis with the Trust, the Advisor and certain affiliates of the Trust. Persons subject to the Code of Ethics may not participate in initial public offerings or in private placements of securities unless cleared to do so by the Compliance Officer of the Trust or the Advisor, as appropriate.

            The Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549- 0102.


ITEM 19.    CONTROL PERSONS AND
            PRINCIPAL HOLDERS OF SECURITIES

            19.1 Fortress Investment Fund II LLC, which is organized under the laws of the State of Delaware and has offices at 1251 Avenue of the Americas, New York, New York, 10020, owns 100% of the Common Shares.

            19.2 See Item 19.1

            19.3 None

ITEM 20.    INVESTMENT ADVISORY AND OTHER SERVICES

            20.1-6 See Item 9 - Management.

            20.7 The Trust's independent auditors are Ernst & Young LLP, Five Times Square, New York, New York 10036. Ernst & Young LLP audits the Trust.

            20.8 Not Applicable.

ITEM 21.    BROKERAGE ALLOCATION AND OTHER PRACTICES

            21.1 See Item 9 - Management, above. From time to time, one or more of the investment companies or accounts which the Advisor manages may own the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. Subject to the foregoing, when two or more investment companies or accounts managed by the Advisor or its affiliates seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. The foregoing principles will not apply in the case of subordinated MBS issued through the Trust's mortgage affiliates, which will not be sold to any of the other investment companies or accounts managed by the Advisor and will not be sold to any other first-tier or second-tier "affiliated" person of the Trust, except to an investment company which has obtained an exemption from the SEC with respect to relevant sections of the 1940 Act.

            The Advisor will, subject to the investment limitations and restrictions set forth herein, make all decisions to buy and sell securities for the Trust, will select dealers to effect transactions, will negotiate prices, and will effect securities transactions in a manner deemed fair and reasonable to Shareholders of the Trust and not according to any formula. The Advisor's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. The securities in which the Trust will invest are traded principally in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. The Trust is expected to acquire a substantial portion of its securities directly from the Trust Operating Subsidiary, in which case no commissions or discounts will be paid.

            There are many instances when, in the judgment of the Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Advisor, absent special circumstances, to pay higher commissions to a firm because it has supplied such services. The Advisor is able to fulfill its obligations to furnish a continuous investment program to the Trust without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor, and does not reduce the Advisor's normal research activities in rendering investment advice under the Advisory Agreement. It is possible that the Advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

            Although the Advisory Agreement contains no restrictions on portfolio turnover, it is not the Trust's policy to engage in transactions with the objective of seeking profits from short- term trading. It is expected that the annual portfolio turnover rate of the Trust will not exceed 400% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

            21.2 None.

            21.3 See response to Item 21.1.

            21.4 None.

            21.5 None.

ITEM 22.    TAX STATUS

            The following discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, and except as otherwise indicated, reflects provisions of the Code as of the date of this Registration Statement. In addition, the following discussion is a general summary of certain of the current federal income tax laws regarding the Trust and its shareholders, and does not purport to deal with all of the federal income tax consequences or any of the state or other tax considerations applicable to the Trust or its shareholders, or to all categories of investors, some of which may be subject to special rules. Prospective investors should consult their own tax advisors regarding the federal, state, local, foreign income and other tax consequences to them of investments in the Trust, including the effects of any changes, including proposed changes, in the tax laws.

            Taxation of the Trust. The Trust and the Advisor will use their respective best efforts to ensure that the Trust qualifies each year and elects to be treated as a regulated investment company for federal income tax purposes. In order to qualify for treatment as a regulated investment company, the Trust must make an election to be so treated and must distribute to shareholders for each taxable year at least 90% of its investment company taxable income (the "Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Trust must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies

("Qualified Income Requirement"); (2) at the close of each quarter of the Trust's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Trust's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Trust's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Trust controls and which are engaged in the same or related trades or businesses (collectively, the "Diversification Requirement").

            For purposes of the foregoing requirements, the Trust will be treated as owning the assets owned by and earning the income generated by certain subsidiary entities. If for any reason, however, the Trust did not qualify as a regulated investment company, the Trust would be taxable as an ordinary corporation, which could have a material adverse effect on the Trust and its shareholders.

            The Trust will be subject to a non-deductible 4% excise tax ("Excise Tax") to the extent that it fails to distribute by the end of any calendar year substantially all of its net ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts. For these purposes, any such income retained by the Trust, and on which it pays U.S. federal income tax, will be treated as having been distributed. The Declaration provides that the Trust will make actual or constructive distributions in such amounts, and at such times, so that it is not subject to the Excise Tax or to federal income tax on undistributed income.

            Some of the investment practices that may be employed by the Trust, either directly or indirectly through subsidiaries, will be subject to special provisions that, among other things, may affect the timing and character of the gains or losses recognized by the Trust. These provisions may also require the Trust to accrue original issue discount or be treated as having sold mortgage loans for their fair market value, both of which may cause the Trust to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and prevent imposition of the Excise Tax. The Trust may be required to liquidate portfolio securities or borrow funds in order to satisfy the Distribution Requirement and not be subject to the Excise Tax.

            The Trust may invest in mortgages, some of which may be non-performing at the time they are purchased and which may require modifications of their terms in order to convert such non- performing mortgages into performing mortgages. If substantial modifications are made to a particular mortgage, the Trust will be treated for federal income tax purposes as having exchanged such mortgage for a new mortgage, and will be required to recognize a gain or loss equal to the difference between the fair market value of such renegotiated mortgage and the Trust's basis therein. Such gain or loss will most likely be ordinary in character, as it will arise in the context of the Trust's trade or business. Any gain recognized by virtue of such a deemed exchange will increase the amount that the Trust is required to distribute to its Shareholders in order to satisfy the Distribution Requirement and to not be subject to the Excise Tax. In some years, therefore, the Trust may be required to distribute an amount greater than the total cash revenue that the Trust receives. Accordingly, in order to make the required distributions, the Trust may be required to liquidate portfolio securities or borrow funds.

            To the extent that the Trust is unable to convert non-performing mortgages into performing mortgages, the Trust may foreclose on such mortgages and take title to the underlying real property. Income arising from the rental or sale of such real property will not satisfy the Qualified Income Requirement. To the extent that such income, when combined with any other non- Qualifying Income of the Trust, exceeds 10% of the Trust's gross income for any taxable year, the Trust would be unable to qualify as a regulated investment company for such taxable year. The Trust will use its best efforts to ensure that it qualifies as a regulated investment company for each taxable year.

            Income received by the Trust either directly or indirectly through the subsidiaries from investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will generally not be deductible or creditable by shareholders (but may be deductible by the Trust), and may be withheld at a higher rate than that which would be applicable if the underlying securities had been held directly by the shareholders. Tax conventions between certain countries and the United States may reduce or eliminate those taxes.

            The Trust may engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. The amount of the Trust's income that must be distributed each year to satisfy the Distribution Requirement and to prevent imposition of the Excise Tax, and the amount and timing of the recognition by shareholders of ordinary income and long-term capital gain, may be affected by these provisions.

            Pursuant to a provision of the Code governing the treatment of stripped securities, an investment in a principal-only class of securities will result in original issue discount and, consequently, will result in income to the Trust. Accordingly, investment by the Trust in such instruments (or in other instruments which bear original issue discount) would require the Trust to include such original issue discount in its income as it accrues, prior to the receipt of the cash attributable to such income.

            The Trust's taxable income will in most cases be determined on the basis of reports made to the Trust by the issuers of the securities in which the Trust invests. The tax treatment of certain securities in which the Trust may invest is not free from doubt and it is possible that an Internal Revenue Service ("IRS") examination of the issuers of such securities or of the Trust could result in adjustments to the income of the Trust.

            Distributions of the Trust's investment company taxable income will be taxable to shareholders as ordinary dividends. Distributions that exceed the Trust's earnings and profits generally are treated as a return of capital, and to the extent such distributions exceed the shareholders' basis in its Shares of the Trust, will be treated as capital gain. Distributions (or deemed distributions) of the Trust's net capital gain, when designated as such, will be taxable to shareholders as long-term capital gain. Shareholders will be notified following the end of each calendar year of the amounts of ordinary and capital gain dividends paid (or deemed paid) that year and undistributed capital gain designated for that year.

            Should the Trust fail to qualify as a regulated investment company for any taxable year, it will be treated for federal income tax purposes as a corporation and subject to corporate-level income tax (currently at a maximum marginal rate of 35%) on its taxable income for such taxable year. Such tax liability could materially and adversely affect the cash flow of the Trust available for distributions. In addition, the Trust could be forced to liquidate portfolio securities or borrow to meet such liability. Consequently, failure of the Trust to qualify as a regulated investment company could have a material adverse effect on the Trust and its shareholders. Also, if the Trust fails to so qualify for a taxable year, it may be difficult for the Trust to regain status as a regulated investment company in subsequent taxable years.

ITEM 23.   FINANCIAL STATEMENTS

         Not Applicable.

PART C

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

            24.1 FINANCIAL STATEMENTS:

         Not Applicable.

            24.2 EXHIBITS:

            The exhibits to this Registration Statement are listed in the
Exhibit Index located elsewhere herein.

ITEM 25.    MARKETING ARRANGEMENTS

         None.

ITEM 26.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         Not Applicable.

ITEM 27.    PERSONS CONTROLLED BY OR UNDER
            COMMON CONTROL WITH REGISTRANT

            The Trust controls the Trust Operating Subsidiary, a Delaware limited liability company and a wholly owned subsidiary of the Trust.

ITEM 28.    NUMBER OF HOLDERS OF SECURITIES

         Title of Class       Number of Record Holders
         --------------       ------------------------

         Common Shares                   1
         Preferred Shares              514


ITEM 29.    INDEMNIFICATION

            Under the Declaration, the Trust has agreed to indemnify the Trustees and officers of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful; provided, however, that no indemnitee shall be indemnified against any liability to any person or any expense of such indemnitee arising by reason of
(i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of those Trustees or officers who are directors, officers or employees of the Advisor or its affiliates), or (iv) reckless disregard of the duties involved in the conduct of his position. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees and a majority of the Trustees who are not partners, directors, officers or employees of the Advisor and who were designated by an investor in Fortress Investment Fund II LLC (excluding the managing member of Fortress Investment Fund II LLC and its affiliates) whose capital commitments to Fortress Investment Fund II LLC are at least $50,000,000 or any immediate or remote successor appointed or elected pursuant to the terms of the Declaration.

            Further, pursuant to the Advisory Agreement, the Trust has agreed to indemnify the Advisor and each of the Advisor's partners, directors, officers, employees and controlling persons and the partners, directors, officers and employees thereof (including any individual who serves at the Advisor's request as a director, officer, partner, trustee or the like of any of the Trust's subsidiaries (each such person being an "Advisor indemnitee")) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such Advisor indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph with respect to the services provided under the Advisory Agreement or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful; provided, however, that no Advisor indemnitee shall be indemnified under this paragraph against any liability to any person or any expense of such Advisor indemnitee arising by reason of (i) willful misfeasance (which shall include the conviction of any senior officers of a felony), (ii) bad faith (including fraud), (iii) negligence or (iv) reckless disregard of the duties involved in the conduct of his position, (v) the material breach by the Advisor of the Advisory Agreement or (vi) the payment to or receipt by the Advisor or its affiliates of benefits in violation of the Advisory Agreement. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Advisor indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Advisor indemnitee was authorized by a majority of the Trustees and a majority of the Trustees who are not partners, directors, officers or employees of the Advisor and who were designated by an investor in Fortress Investment Fund II LLC (excluding the managing member of Fortress Investment Fund II LLC and its affiliates) whose capital commitments to Fortress Investment Fund II LLC are at least $50,000,000 or any immediate or remote successor appointed or elected pursuant to the terms of the Declaration.

            Insofar as indemnification for liabilities under the 1933 Act may be permitted to the Trustees, officers or employees, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Trust by the directors or officers in connection with the Common or Preferred Shares, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30.    BUSINESS AND OTHER
            CONNECTIONS OF INVESTMENT ADVISOR

            For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Advisor, reference is made to the Advisor's current Form ADV, which shall be filed under the Investment Advisors Act of 1940, and incorporated herein by reference upon filing.

ITEM 31.    LOCATION OF ACCOUNTS AND RECORDS

            The accounts and records of the Trust are maintained in part at the office of the Advisor at 1251 Avenue of the Americas, New York, New York 10020, in part at the offices of the Custodian with offices at 4 Chase Metrotech Center, Brooklyn, New York 11245.

ITEM 32.    MANAGEMENT SERVICES

            Except as described above in Item 9 - Management, the Trust is not a party to any management service related contract.

ITEM 33.    UNDERTAKINGS

         Not Applicable.

                                 SIGNATURES

            Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, as of the 2nd day of October, 2002.

                        FORTRESS INVESTMENT TRUST II
                                (Registrant)


                    Name                                       Title
                    ----                                       -----


          /s/ Wesley R. Edens                          Chief Executive Officer
      -------------------------------
              Wesley R. Edens

                      SCHEDULE OF EXHIBITS TO FORM N-2


      Exhibit                   Exhibit
      Number

Exhibit A-1........  Declaration of Trust

Exhibit A-2........  First Amendment to the Declaration of Trust

Exhibit B..........  By-Laws

Exhibit C..........  None

Exhibit D..........  Certificate of Designation of the Preferred Shares

Exhibit E..........  None

Exhibit F..........  Not Applicable


Exhibit G..........  Investment Advisory Agreement

Exhibit H..........  Not Applicable

Exhibit I..........  None

Exhibit J..........  Custodian Agreement

Exhibit K..........  None

Exhibit L..........  Not Applicable

Exhibit M..........  None

Exhibit N..........  Not Applicable

Exhibit O..........  Not Applicable

Exhibit P..........  Subscription Agreement

Exhibit Q..........  None

Exhibit R..........  Consolidated Code of Ethics





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